                                                    ----------------------------
                                                            OMB APPROVAL
                                                    ----------------------------
                                                    OMB Number: 3235-0059
                                                    Expires:  January 31, 2008
                                                    Estimated average burden
                                                    hours per response ......14.
                                                    ----------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
              Exchange Act of 1934 (Amendment No.______________ )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                              JANUS INVESTMENT FUND
                              ----------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
       2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
       4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
       5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:

--------------------------------------------------------------------------------
       2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
       3) Filing Party:

--------------------------------------------------------------------------------
       4) Date Filed:

--------------------------------------------------------------------------------

PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (04-05)

[Janus Logo]


                               JANUS OLYMPUS FUND
                               151 DETROIT STREET
                             DENVER, COLORADO 80206



                      *** YOUR VOTE IS NEEDED TODAY ON THE

                          MERGER OF JANUS OLYMPUS FUND

                            INTO JANUS ORION FUND ***


October 26, 2006


             THE SPECIAL MEETING OF SHAREHOLDERS HAS BEEN ADJOURNED
               TO MONDAY, OCTOBER 30TH AT 10:00 A.M. MOUNTAIN TIME


Dear Shareholder:

         The Special Meeting of Shareholders for Janus Olympus Fund, to be held at Janus, 151 Detroit Street, Denver, Colorado 80206 at 10:00 a.m., has been adjourned until Monday, October 30, 2006. The Special Meeting of Shareholders relates to the proposed merger of Janus Olympus Fund into Janus Orion Fund. To date, we have not received your vote and would greatly appreciate your acting on this matter now so that we have your vote on record for the Shareholder Meeting on Monday. Please use one of the options below:

1. VOTE BY TELEPHONE. Cast your vote by calling 1-800-992-2416 and following the recorded instructions. Please have your proxy information available.

2. VOTE THROUGH THE INTERNET. Cast your vote by logging onto www.2votefundproxy.com and following the instructions on the website. Please have your proxy information available.

         Our proxy solicitation firm, D.F. King & Co., Inc. ("D.F. King"), can assist you with all aspects of the voting process. If you have any questions regarding the meeting, or need help voting your proxy, please call D.F. King, toll-free at 1-800-628-8528, Monday-Friday from 9:00 a.m.-9:00 p.m. eastern time, and Saturday-Sunday from 11:00 a.m.-5:00 p.m. eastern time.



                             YOUR VOTE IS IMPORTANT.

                  PLEASE VOTE PRIOR TO THE SHAREHOLDER MEETING
                              ON MONDAY THE 30TH!